GRANITESHARES ETF TRUST

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (COMB)

GraniteShares S&P GSCI Commodity Broad Strategy No K-1 ETF (COMG)

SUPPLEMENT DATED August 17, 2018 (“SUPPLEMENT”)

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED OCTOBER 27, 2017

This Supplement provides new information and modifies certain disclosure in the Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective August 17, 2018, the Board of Trustees of the GraniteShares ETF Trust unanimously approved an amendment to the investment advisory agreement (the “Advisory Agreement”) with GraniteShares Advisors LLC (the “Adviser”), on behalf of GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (the “COMB Fund”) and GraniteShares S&P GSCI Commodity Broad Strategy No K-1 ETF (the “COMG Fund”), to adopt a unitary fee. The unitary fee replaces the current investment advisory fee structure for these Funds, and covers substantially all Fund expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

Changes to Prospectus

Effective August 17, 2018, the “Annual Fund Operating Expenses” table included in the GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF – Summary section in the COMB Fund summary prospectus is hereby replaced with the following:

Annual Fund Operating Expenses

Management Fees	0.25%
Other Expenses of the Fund	0.00%
Total Annual Fund Operating Expenses(1)	0.25%

(1) The information in the table has been restated to reflect current fees and expenses.

Effective August 17, 2018, the “Example” table included in the COMB Fund summary prospectus is hereby replaced with the following:

1 Year	3 Years
$26	$81

Effective August 17, 2018, the “Annual Fund Operating Expenses” table included in the GraniteShares S&P GSCI Commodity Broad Strategy No K-1 ETF – Summary section in the COMG Fund summary prospectus is hereby replaced with the following:

Annual Fund Operating Expenses

Management Fees	0.35%
Other Expenses of the Fund	0.00%
Total Annual Fund Operating Expenses (1)	0.35%

(1) The information in the table has been restated to reflect current fees and expenses.

Effective August 17, 2018, the “Example” table included in the COMG Fund summary prospectus is hereby replaced with the following:

1 Year	3 Years
$36	$113

Changes to SAI

Effective August 17, 2018, the second sentence in the fourth paragraph of the “Investment Advisory and Other Services” section of the SAI is hereby replaced with the following:

Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of each Fund (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

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Investors Should Retain This Supplement for Future Reference